PROSPECTUS

                                DECEMBER 30, 1998

                         [american century logo(reg.sm)]
                                    American
                                     Century

                                Equity Index Fund



--------------------------------------------------------------------------------
                               INSTITUTIONAL CLASS

  The Securities and Exchange Commission has not approved or diaspproved these securities or determined if this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

                     Distributed by Funds Ditributor, Inc.


[front cover]


                                   PROSPECTUS

                                DECEMBER 30, 1998

                                  Equity Index

                               INSTITUTIONAL CLASS

                   AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.

    American Century Capital Portfolios, Inc. is a part of American Century Investments, a family of funds that includes nearly 70 no-load mutual funds covering a variety of investment opportunities. One fund from American Century that invests primarily in equity securities is described in this Prospectus. Its investment objective is listed on page 2 of this Prospectus. The other funds are described in separate prospectuses.

    The fund's shares offered in this Prospectus (the Institutional Class shares) are sold at their net asset value with no sales charges or commissions.

    The Institutional Class shares are made available for purchase by large institutional shareholders, such as bank trust departments, corporations, endowments, foundations and financial advisors that meet the fund's minimum investment requirements. Institutional Class shares are not available for purchase by insurance companies.

    This Prospectus gives you information about the fund that you should know before investing. Please read this Prospectus carefully and retain it for future reference. Additional information is included in the Statement of Additional Information dated December 30, 1998, and filed with the Securities and Exchange Commission. It is incorporated into this Prospectus by reference. To obtain a copy without charge, call or write:

                          AMERICAN CENTURY INVESTMENTS
                       4500 Main Street * P.O. Box 419385
                Kansas City, Missouri 64141-6385 * 1-800-345-3533
                        International calls: 816-531-5575
                     Telecommunications Device for the Deaf:
                   1-800-345-1833 * In Missouri: 816-444-3038
                             www.americancentury.com

    Additional information, including this Prospectus and the Statement of Additional Information, may be obtained by accessing the Web site maintained by the SEC (www.sec.gov).

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


PROSPECTUS                                                                1



                        INVESTMENT OBJECTIVE OF THE FUND

AMERICAN CENTURY EQUITY INDEX FUND

    The investment objective of Equity Index is long-term capital growth. The fund seeks to achieve this objective by matching, as closely as possible, the investment results of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index").

  There is no assurance that the fund will achieve its investment objective.


NO PERSON IS AUTHORIZED BY THE FUNDS TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS OR IN OTHER PRINTED OR WRITTEN MATERIAL ISSUED BY OR ON BEHALF OF THE FUNDS, AND YOU SHOULD NOT RELY ON ANY OTHER INFORMATION OR REPRESENTATION.



2      INVESTMENT OBJECTIVE                     AMERICAN CENTURY INVESTMENTS



                                TABLE OF CONTENTS


Investment Objective of the Fund ..........................................    2
Transaction and Operating Expense Table ...................................    4

INFORMATION REGARDING THE FUNDS

Investment Policies of the Fund ...........................................    5
Other Investment Practices, Their Characteristics
  and Risks ...............................................................    6
    Non-Diversified Company ...............................................    6
    Futures Contracts .....................................................    6
    Portfolio Turnover ....................................................    6
    Repurchase Agreements .................................................    7
    Derivative Securities .................................................    7
    Cash Management .......................................................    8
Performance Advertising ...................................................    8

HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS

American Century Investments ..............................................    9
Investing in American Century .............................................    9
How to Open an Account ....................................................    9
            By Mail .......................................................    9
            By Wire .......................................................    9
            By Exchange ...................................................   10
            In Person .....................................................   10
    Subsequent Investments ................................................   10
            By Mail .......................................................   10
            By Telephone ..................................................   10
            By Wire .......................................................   10
            In Person .....................................................   10
    Automatic Investment Plan .............................................   10
Minimum Investment ........................................................   10
How to Exchange from One Account to Another ...............................   10
            By Mail .......................................................   11
            By Telephone ..................................................   11
How to Redeem Shares ......................................................   11
            By Mail .......................................................   11
            By Telephone ..................................................   11
            By Check-A-Month ..............................................   11
            Other Automatic Redemptions ...................................   11
    Redemption Proceeds ...................................................   11
            By Check ......................................................   11
            By Wire and ACH ...............................................   11
    Special Requirements for Large Redemptions ............................   12
Signature Guarantee .......................................................   12
Special Shareholder Services ..............................................   12
            Open Order Service ............................................   12
            Tax-Qualified Retirement Plans ................................   13
Important Policies Regarding Your Investments .............................   13
Reports to Shareholders ...................................................   14
Customers of Banks, Broker-Dealers and
  Other Financial Intermediaries ..........................................   14

ADDITIONAL INFORMATION YOU SHOULD KNOW

Share Price ...............................................................   15
    When Share Price Is Determined ........................................   15
    How Share Price Is Determined .........................................   15
    Where to Find Information about Share Price ...........................   16
Distributions .............................................................   16
Taxes .....................................................................   16
    Tax-Deferred Accounts .................................................   16
    Taxable Accounts ......................................................   17
Management ................................................................   18
    Investment Management .................................................   18
    Code of Ethics ........................................................   18
    Transfer and Administrative Services ..................................   18
    Year 2000 Issues ......................................................   19
Distribution of Fund Shares ...............................................   19
Further Information about American Century ................................   19



PROSPECTUS                                           TABLE OF CONTENTS       3


                     TRANSACTION AND OPERATING EXPENSE TABLE

                                                                    Equity Index

SHAREHOLDER TRANSACTION EXPENSES:

Maximum Sales Load Imposed on Purchases .............................  none
Maximum Sales Load Imposed on Reinvested Dividends ..................  none
Deferred Sales Load .................................................  none
Redemption Fee ......................................................  none
Exchange Fee ........................................................  none


ANNUAL FUND OPERATING EXPENSES (as a percentage of net assets):

Management Fees ..................................................... 0.29%
12b-1 Fees ..........................................................  none
Other Expenses(1) ................................................... 0.00%
Total Fund Operating Expenses ....................................... 0.29%


EXAMPLE:

You would pay the following expenses on a                    1 year   $  3
$1,000 investment, assuming a 5% annual return and          3 years      9
redemption at the end of each time period:                  5 years     16
                                                           10 years     37

(1) Other expenses, which include the fees and expenses (including legal counsel fees) of those directors who are not "interested persons" as defined in the Investment Company Act, are expected to be less than 0.01 of 1% of average net assets for the current fiscal year.

    The purpose of this table is to help you understand the various costs and expenses that you, as a shareholder, will bear directly or indirectly in connection with an investment in the class of shares of the fund offered by this Prospectus. The example set forth above assumes reinvestment of all dividends and distributions and uses a 5% annual rate of return as required by SEC regulations.

    NEITHER THE 5% RATE OF RETURN NOR THE EXPENSES SHOWN ABOVE SHOULD BE CONSIDERED INDICATIONS OF PAST OR FUTURE RETURNS AND EXPENSES. ACTUAL RETURNS AND EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


    The shares offered by this Prospectus are Institutional Class shares and have no up-front or deferred sales charges, commissions or 12b-1 fees. The fund offers one other class of shares which is primarily made available to retail investors. The other class has a different fee structure than the Institutional Class. The difference in the fee structures between the classes is the result of their separate arrangements for shareholder and distribution services and not the result of any difference in amounts charged by the manager for core investment advisory services. Accordingly, the core investment advisory expenses do not vary by class. A difference in fees will result in different performance for the other class. For additional information about the various classes, see "Further Information about American Century," page 19.



4     TRANSACTION AND OPERATING EXPENSE TABLE     AMERICAN CENTURY INVESTMENTS


                         INFORMATION REGARDING THE FUND

INVESTMENT POLICIES OF THE FUND


    The fund has adopted certain investment restrictions that are set forth in the Statement of Additional Information. Those restrictions, as well as the investment objective of the fund identified on page 2 of this Prospectus, and any other investment policies designated as "fundamental" in this Prospectus or in the Statement of Additional Information, cannot be changed without shareholder approval. The fund has implemented additional investment policies and practices to guide its activities in the pursuit of its investment objective. These policies and practices, which are described throughout this Prospectus, are not designated as fundamental policies and may be changed without shareholder approval.

    Equity Index seeks to match, as closely as possible, the investment results of the S&P 500 Index. The S&P 500 Index is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The fund is managed by buying and selling stocks and other securities in order to build an investment portfolio that will match, as closely as possible, the investment characteristics of the S&P 500 Index.

    Standard & Poor's, a division of The McGraw-Hill Companies, Inc., chooses the stocks included in the S&P 500 Index on a market capitalization weighted statistical basis. The weightings of stocks in the S&P 500 Index are further based on each stock's total market capitalization relative to the other stocks contained in the index. Because of this weighting, the fund expects that the 50 largest companies will comprise a large proportion of the S&P 500 Index.

    The advisor generally will select stocks for the fund's portfolio in order of their weightings in the S&P 500 Index, beginning with the heaviest weighted stocks. The fund attempts to be fully invested at all times in the stocks that comprise the S&P 500 Index and, in any event, at least 80% of the fund's total assets will be so invested.

    When the fund advisor believes that it is prudent, the fund may also invest in S&P 500 Index futures and options. The fund will purchase futures and options on a non-leveraged basis. "Non-leveraged" means that the fund may not invest in futures and options where it would be possible to lose more than the fund invested. S&P 500 Index futures and options can help the fund's assets remain liquid while performing more like the S&P 500 Index.


    As with all funds, at any given time, the value of your shares of the fund may be worth more or less than the price you paid. If you sell your shares when the value is less than the price you paid, you will lose money. The value of the fund's shares depends on the value of the stocks and other securities it owns. The value of the individual securities Equity Index owns will go up and down depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.

    The fund's ability to correlate its performance with that of the S&P 500 Index may be affected by, among other things, changes in securities markets, the manner in which the total return of the S&P 500 Index is calculated, the size of the fund's portfolio, the amount of cash or cash equivalents held in the fund's portfolio, and the timing, frequency and size of shareholder purchases and redemptions. The fund will use cash flows from shareholder purchase and redemption activity to maintain, to the extent feasible, the similarity of its portfolio to the securities comprising the S&P 500 Index.


    Inclusion of a security in the S&P 500 Index in no way implies an opinion by Standard & Poor's as to its attractiveness as an investment. In the future, the fund may select a different index if such a standard of comparison is deemed to be more representative of the performance of securities the fund seeks to match.

    "Standard & Poor's(reg.tm)," "Standard & Poor's 500," "S&P 500(reg.tm)" and "S&P(reg.tm)" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by American Century. The fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the fund. Please see the Statement of Additional Information which sets forth certain additional disclaimers and limitations of liabilities on behalf of S&P.



PROSPECTUS                              INFORMATION REGARDING THE FUND       5


OTHER INVESTMENT PRACTICES, THEIR
CHARACTERISTICS AND RISKS

    For additional information, see "Investment Restrictions" in the Statement of Additional Information.

NON-DIVERSIFIED COMPANY

    The fund is a "non-diversified" investment company. This means that the proportion of the fund's assets that may be invested in the securities of a single issuer is not limited by the Investment Company Act of 1940 (the "Investment Company Act"). A "diversified" investment company is required by the Investment Company Act generally, with respect to 75% of its total assets, to invest not more than 5% of such assets in the securities of a single issuer.

    Depending upon the composition of the S&P 500 Index, a relatively high percentage of the fund's assets may be invested in the securities of a limited number of issuers, some of which may be within the same economic sector. Consequently, the fund's portfolio may be more sensitive to changes in the market value of a single issuer or industry.


    However, to meet federal tax requirements, at the close of each quarter the fund may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of total assets, not more than 5% of its total assets invested in any one issuer.


FUTURES CONTRACTS

    The fund may invest in stock index futures in anticipation of taking a market position when available cash balances do not permit an economically efficient trade in the cash market. A futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and at the end of the contract period.


    Rather than actually purchasing the specific financial assets, or the securities of a market index, the manager may purchase a futures contract, which reflects the value of such underlying securities. For example, S&P 500 futures reflect the value of the underlying companies that comprise the S&P 500 Index. If the aggregate market value of the underlying index securities increases or decreases during the contract period, the value of the S&P 500 futures can be expected to reflect such increase or decrease. As a result, the manager is able to expose to the equity markets cash that is maintained by the fund to meet anticipated redemptions or held for future investment opportunities. Because futures generally settle within a day from the date they are closed out (compared with three days for the types of equity securities primarily invested in by the fund), the manager believes that this use of futures allows the fund to effectively be fully invested in equity securities while maintaining the liquidity needed by the fund.


    When the fund enters into a futures contract, it must make deposit of securities, known as "initial margin," as partial security for its performance under the contract. As the value of the underlying financial assets fluctuates, the parties to the contract are required to make additional margin payments, known as "variation margin," to cover any additional obligation it may have under the contract. Assets set aside by the fund as initial or variation margin may not be disposed of so long as the fund maintains the contract.

    The fund may not purchase leveraged futures. The fund will deposit in a segregated account with its custodian bank appropriate securities in an amount equal to the fluctuating market value of the index futures contracts it has purchased, less any margin deposited on its position. The fund will invest only in exchange-traded futures.

PORTFOLIO TURNOVER

    Investment decisions to purchase and sell securities are based on the anticipated contribution of the security in question to the fund's investment objectives. Because the fund is managed to match the performance of an index, it is not expected that the fund will have a high portfolio turnover rate. The manager believes, however, that the rate of portfolio turnover is irrelevant when it determines a change is in order to achieve those objectives and, accordingly, the annual portfolio turnover rate cannot be anticipated.

    Higher turnover would generate correspondingly greater brokerage commissions that the fund pays directly. Higher portfolio turnover also may increase the likelihood of realized capital gains, if any, distributed by the fund. See "Taxes," page 16.



6      INFORMATION REGARDING THE FUND         AMERICAN CENTURY INVESTMENTS



REPURCHASE AGREEMENTS

    The fund may invest in repurchase agreements when such transactions present an attractive short-term return on cash that is not otherwise committed to the purchase of securities pursuant to the fund's investment policies.

    A repurchase agreement occurs when, at the time the fund purchases an interest-bearing obligation, the seller (a bank or a broker-dealer registered under the Securities Exchange Act of 1934) agrees to repurchase it on a specified date in the future at an agreed-upon price. The repurchase price reflects an agreed-upon interest rate during the time the fund's money is invested in the security.

    Since the security purchased constitutes security for the repurchase obligation, a repurchase agreement can be considered a loan collateralized by the security purchased. The fund's risk is the ability of the seller to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, the fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited. To the extent the value of the security decreases, the fund could experience a loss.

    The fund will limit repurchase agreement transactions to securities issued by the U.S. government, its agencies and instrumentalities, and will enter into such transactions only with those banks and securities dealers who are deemed creditworthy pursuant to criteria adopted by the fund's Board of Directors.

DERIVATIVE SECURITIES


    To the extent permitted by its investment objective and policies, the fund may invest in securities that are commonly referred to as "derivative"
securities. Generally, a derivative is a financial arrangement the value of which is based on, or "derived" from, a traditional security, asset or market index. Certain derivative securities are more accurately described as "index/structured" securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators (reference indices).

    Some  "derivatives,"   such  as  mortgage-related   and  other  asset-backed
securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.


    There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect the fund from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities.

    The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates.

    There is a range of risks associated with derivative investments, including but not limited to:

    * the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the portfolio manager anticipates;

    * the possibility that there will be no liquid secondary market, or the possibility that price fluctuation limits will be imposed by the relevant exchange, either of which may make it difficult or impossible to close out a position when desired;

    * the risk that adverse price movements in an instrument will result in a loss substantially greater than the fund's initial investment; and

    *    the risk that the counterparty will fail to perform its obligations.

    The Board of Directors has approved the manager's policy regarding investments in derivative securities. That policy specifies factors that must be considered in connection with a purchase of derivative securities. The policy also establishes a committee that must review certain proposed purchases before the purchases can be made. The manager will report on fund activity in derivative securities to the Board of Directors as necessary. In addition, the Board will review the manager's policy for investments in derivative securities annually.



PROSPECTUS                           INFORMATION REGARDING THE FUND       7


CASH MANAGEMENT

    When the  fund has cash  reserves,  the  fund  may  invest  in money  market instruments consisting of U.S. Government securities, time deposits, certificates of deposit, bankers' acceptances, high-grade commercial paper and repurchase agreements. In addition, the fund may invest up to 5% of its total assets in any money market fund, including those advised by the advisor or subadvisor.

PERFORMANCE ADVERTISING

    From time to time, the fund may advertise performance data. Fund performance may be shown by presenting one or more performance measurements, including cumulative total return or average annual total return. Performance data may be quoted separately for the Institutional Class and for the other class.


    Cumulative total return data is computed by considering all elements of return, including reinvestment of dividends and capital gains distributions, over a stated period of time. Average annual total return is determined by computing the annual compound return over a stated period of time that would have produced the fund's cumulative total return over the same period if the fund's performance had remained constant throughout.


    The fund also may include in advertisements data comparing performance with the performance of non-related investment media, published editorial comments and performance rankings compiled by independent organizations such as Lipper Analytical Services and publications that monitor the performance of mutual funds. Performance information may be quoted numerically or may be presented in a table, graph or other illustration. In addition, fund performance may be compared to well-known indices of market performance, including the S&P 500 Index. Fund performance also may be compared, on a relative basis, to other funds in our fund family. This relative comparison, which may be based upon historical fund performance, historical, expected volatility, or other fund characteristics, may be presented numerically, graphically or in text. Fund performance also may be combined or blended with other funds in our fund family, and that combined or blended performance may be compared to the same indices to which individual funds may be compared.


    All performance information advertised by the fund is historical in nature and is not intended to represent or guarantee future results. The value of fund shares when redeemed may be more or less than their original cost.



8      INFORMATION REGARDING THE FUND           AMERICAN CENTURY INVESTMENTS



                HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS

AMERICAN CENTURY INVESTMENTS

    The fund offered by this Prospectus is a part of the American Century Investments family of mutual funds. Our family provides a full range of investment opportunities. Please call 1-800-345-3533 for a brochure or prospectuses for the other funds in the American Century Investments family.

    To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will eliminate duplicate copies of most financial reports and prospectuses to most households and deliver account statements to most households in a single envelope, even if they have more than one account. If you would like additional copies of financial reports and prospectuses or separate mailing of account statements, please call us.

INVESTING IN AMERICAN CENTURY

    The following sections explain how to invest in American Century funds, including purchases, redemptions, exchanges and special services. You will find more detail about doing business with us by referring to the Investor Services Guide that you will receive when you open an account.


    If you own or are considering purchasing fund shares through an employer-sponsored retirement plan or through a bank, broker-dealer or other financial intermediary, the following sections, as well as the information contained in our Investor Services Guide, may not apply to you. Please read "Minimum Investment," page 10, and "Customers of Banks, Broker-Dealers and Other Financial Intermediaries," page 14.


HOW TO OPEN AN ACCOUNT


    To open an account, you must complete and sign an application, furnishing your taxpayer identification number. (You also must certify whether you are subject to withholding for failing to report income to the IRS.) Investments received without a certified taxpayer identification number will be returned.


    You may invest in the following ways:

BY MAIL

    Send a completed application and check or money order payable in U.S. dollars to American Century Investments.

BY WIRE

    You may make your initial  investment by wiring funds.  To do so, call us or
mail  a  completed   application  and  provide  your  bank  with  the  following information:

* RECEIVING BANK AND ROUTING NUMBER:
  Commerce Bank, N.A. (101000019)

* BENEFICIARY (BNF):
  American Century Services Corporation
  4500 Main St., Kansas City, Missouri 64111

* BENEFICIARY ACCOUNT NUMBER (BNF ACCT):
  2804918

* REFERENCE FOR BENEFICIARY (RFB):
  American Century account number into which you are investing. If more than one, leave blank and see Bank to Bank Information below.

* ORIGINATOR TO BENEFICIARY (OBI):
  Name and address of owner of account into which you are investing.

* BANK TO BANK INFORMATION
  (BBI OR FREE FORM TEXT):

  * Taxpayer identification or Social Security number.

  * If more than one account, account numbers and amount to be invested in each account.

  * Current tax year, previous tax year or rollover designation if an IRA. Specify whether traditional IRA, Roth IRA, Education IRA, SEP-IRA, SARSEP-IRA, SIMPLE Employer or SIMPLE Employee.


PROSPECTUS            HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS       9


BY EXCHANGE


    Call 1-800-345-3533 from 7 a.m. to 7 p.m. Central time to get information on opening an account by exchanging from another American Century account. See this page for more information on exchanges.


IN PERSON

    If you prefer to work with a representative in person, please visit one of our Investor Centers, located at:

    4500 Main Street
    Kansas City, Missouri 64111

    4917 Town Center Drive
    Leawood, Kansas 66211

    1665 Charleston Road
    Mountain View, California 94043


    9445 East County Line Road, Suite A
    Englewood, Colorado 80222


SUBSEQUENT INVESTMENTS

    Subsequent investments may be made by an automatic bank, payroll or government direct deposit (see "Automatic Investment Plan," this page) or by any of the methods below. The minimum investment requirement for subsequent investments is $250 for checks submitted without the investment slip portion of a previous statement or confirmation and $50 for all other types of subsequent investments.

BY MAIL

    When making subsequent investments, enclose your check with the investment slip portion of a previous statement or confirmation. If the investment slip is not available, indicate your name, address and account number on your check or a separate piece of paper. (Please be aware that the investment minimum for subsequent investments is higher without an investment slip.)

BY TELEPHONE


    Upon  completion of your  application and once your account is open, you may
make  investments  by  telephone.   You  may  call  an   Institutional   Service
Representative or use our Automated Information Line.


BY WIRE

    You may make subsequent investments by wire. Follow the wire transfer instructions on page 9 and indicate your account number.

IN PERSON

    You may make subsequent investments in person at one of our Investor Centers. The locations of our Investor Centers are listed on this page.

AUTOMATIC INVESTMENT PLAN


    By completing the application and electing to make investments automatically, we will draw on your bank account regularly. Such investments must be at least the equivalent of $50 per month. You also may choose an automatic payroll or government direct deposit. If you are establishing a new account, check the appropriate box under "Automatic Investments" on your application to receive more information. If you would like to add a direct deposit to an existing account, please call an Institutional Service Representative.


MINIMUM INVESTMENT

    The minimum investment is $5 million ($3 million for endowments and foundations). If you invest with us through a bank, broker-dealer or other financial intermediary, the minimum investment requirement may be met by aggregating the investments of various clients of your financial intermediary. The minimum investment requirement may be waived if you or your financial intermediary, if applicable, has an aggregate investment in our family of funds of $10 million or more ($5 million for endowments and foundations). If your balance or the balance of your financial intermediary, if applicable, falls below the minimum investment requirements due to redemptions or exchanges, we reserve the right to convert your shares to Investor Class shares of the same fund. The Investor Class shares have a unified management fee that is 0.20% higher than the Institutional Class shares.

HOW TO EXCHANGE FROM ONE ACCOUNT TO ANOTHER

    As long as you meet any minimum investment requirements, you may exchange your fund shares to our other funds up to six times per year per account. An exchange request will be processed as of the same day it is received, if it is received before


10 HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS  AMERICAN CENTURY INVESTMENTS


the fund's net asset values are calculated, which is one hour prior to the close of the New York Stock Exchange for funds issued by American Century Target Maturities Trust and at the close of the Exchange for all of our other funds. See "When Share Price Is Determined," page 15.

    For any single exchange, the shares of each fund being acquired must have a value of at least $100. However, we will allow investors to set up an Automatic Exchange Plan between any two funds in the amount of at least $50 per month. See our Investor Services Guide for further information about exchanges.


    If, in any 90-day period, the total of your exchanges and your redemptions from any one account exceeds the lesser of $250,000 or 1% of the fund's assets, further exchanges will be subject to special requirements to comply with our policy on large redemptions. See "Special Requirements for Large Redemptions," page 12.


BY MAIL

    You may direct us in writing to exchange your shares from one American Century account to another. For additional information, please see our Investor Services Guide.

BY TELEPHONE


    You can make exchanges over the telephone upon completion and receipt of your application or by calling us at 1-800-345-3533 to get the appropriate form.


HOW TO REDEEM SHARES

    We will redeem or "buy back" your shares at any time. Redemptions will be made at the next net asset value determined after a complete redemption request is received.

    Please note that a request to redeem shares in an IRA or 403(b) plan must be accompanied by an executed IRS Form W4-P and a reason for withdrawal as specified by the IRS.

BY MAIL

    Your written instructions to redeem shares may be made either by a redemption form, which we will send you upon request, or by a letter to us. Certain redemptions may require a signature guarantee. Please see "Signature Guarantee," page 12.

BY TELEPHONE

    Upon completion of your application and once your account is open, you may redeem your shares by calling an Institutional Service Representative.

BY CHECK-A-MONTH

    You may redeem shares by Check-A-Month. A Check-A-Month plan automatically redeems enough shares each month to provide you with a check in an amount you choose (minimum $50). To set up a Check-A-Month plan, please call and request our Check-A-Month brochure.

OTHER AUTOMATIC REDEMPTIONS

    You may elect to make redemptions automatically by authorizing us to send funds to you or to your account at a bank or other financial institution. To set up automatic redemptions, call an Institutional Service Representative.

REDEMPTION PROCEEDS

    Please note that shortly after a purchase of shares is made by check or electronic draft (also known as an ACH draft) from your bank, we may wait up to 15 days or longer to send redemption proceeds (to allow your purchase funds to clear). No interest is paid on the redemption proceeds after the redemption is processed but before your redemption proceeds are sent.

    Redemption proceeds may be sent to you in one of the following ways:

BY CHECK

    Ordinarily, all redemption checks will be made payable to the registered owner of the shares and will be mailed only to the address of record. For more information, please refer to our Investor Services Guide.

BY WIRE AND ACH

    You may authorize us to transmit redemption proceeds by wire or ACH. These services will be effective 15 days after we receive the authorization.

    Your bank usually will receive wired funds within 48 hours of transmission. Funds transferred by ACH may be received up to seven days after transmission. Once the funds are transmitted, the time of receipt and the funds' availability are not under our control.


PROSPECTUS           HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS       11


SPECIAL REQUIREMENTS FOR LARGE REDEMPTIONS

    We have elected to be governed by Rule 18f-1 under the Investment Company Act, which obligates the fund to make certain redemptions in cash. This requirement to pay redemptions in cash applies to situations where one shareholder redeems, during any 90-day period, up to the lesser of $250,000 or 1% of the assets of the fund. Although redemptions in excess of this limitation will also normally be paid in cash, we reserve the right under unusual circumstances to honor these redemptions by making payment in whole or in part in readily marketable securities (a "redemption-in-kind").

    If payment is made in securities, the securities, selected by the fund, will be valued in the same manner as they are in computing the fund's net asset value and will be provided without prior notice.

    If your redemption would exceed this limit and you would like to avoid being paid in securities, please provide us with an unconditional instruction to redeem at least 15 days prior to the date on which the redemption transaction is to occur. The instruction must specify the dollar amount or number of shares to be redeemed and the date of the transaction. This minimizes the effect of the redemption on the fund and its remaining shareholders.

    Despite the fund's right to redeem fund shares through a redemption-in-kind, we do not expect to exercise this option unless the fund has an unusually low level of cash to meet redemptions and/or is experiencing unusually strong demands for its cash. Such a demand might be caused, for example, by extreme market conditions that result in an abnormally high level of redemption requests concentrated in a short period of time. Absent these or similar circumstances, we expect redemptions in excess of $250,000 to be paid in cash in any fund with assets of more than $50 million if total redemptions from any one account in any 90-day period do not exceed one-half of 1% of the total assets of the fund.

SIGNATURE GUARANTEE

    To protect your accounts from fraud, some transactions will require a signature guarantee. You can obtain a signature guarantee from a bank or trust company, credit union, broker-dealer, securities exchange or association, clearing agency or savings association, as defined by federal law.

    For a more in-depth explanation of our signature guarantee policy, or if you live outside the United States and would like to know how to obtain a signature guarantee, please consult our Investor Services Guide.

    We reserve the right to require a signature guarantee on any transaction, or to change this policy at any time.

SPECIAL SHAREHOLDER SERVICES

    We offer several services to make your account easier to manage. These are listed on the account application. You will find more information about each of these services in our Investor Services Guide.

    Our special shareholder services include:

OPEN ORDER SERVICE

    Through our open order service, you may designate a price at which to buy shares of a variable-priced fund by exchange from one of our money market funds, or a price at which to sell shares of a variable-priced fund by exchange to one of our money market funds. The designated purchase price must be equal to or lower, or the designated sale price equal to or higher, than the variable-priced fund's net asset value at the time the order is placed. If the designated price is met within 90 calendar days, we will execute your exchange order automatically at that price (or better). Open orders not executed within 90 days will be canceled.

    If the fund you have selected deducts a distribution from its share price, your order price will be adjusted accordingly so the distribution does not inadvertently trigger an open order transaction on your behalf. If you close or re-register the account from which the shares are to be redeemed, your open order will be canceled.

    Because of their time-sensitive nature, open order transactions are accepted only by telephone or in


12 HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS  AMERICAN CENTURY INVESTMENTS


person. These transactions are subject to exchange limitations described in each fund's prospectus, except that orders and cancellations received before 2 p.m. Central time are effective the same day, and orders or cancellations received after 2 p.m. Central time are effective the next business day.

TAX-QUALIFIED RETIREMENT PLANS

    The fund is available for your tax-deferred retirement plan. Call or write us and request the appropriate forms for:

    *    Individual Retirement Accounts (IRAs);

    * 403(b) plans for employees of public school systems and non-profit organizations; or

    * Profit sharing plans and pension plans for corporations and other employers.

    You can also transfer your tax-deferred plan to us from another company or custodian. Call or write us for a Request to Transfer form.

IMPORTANT POLICIES REGARDING YOUR INVESTMENTS

    Every account is subject to policies that could affect your investment. Please refer to the Investor Services Guide for further information about the policies discussed below, as well as further detail about the services we offer.

  (1) We reserve the right for any reason to suspend the offering of shares for a period of time, or to reject any specific purchase order (including purchases by exchange). Additionally, purchases may be refused if, in the opinion of the manager, they are of a size that would disrupt the management of the fund.

  (2) We reserve the right to make changes to any stated investment requirements, including those that relate to purchases, transfers and redemptions. In addition, we also may alter, add to or terminate any investor services and privileges. Any changes may affect all shareholders or only certain series or classes of shareholders.

  (3) Shares being acquired must be qualified for sale in your state of residence.

  (4) Transactions requesting a specific price and date, other than open orders, will be refused. Once you have mailed or otherwise transmitted your transaction instructions to us, they may not be modified or canceled.

  (5) If a transaction request is made by a corporation, partnership, trust, fiduciary, agent or unincorporated association, we will require evidence satisfactory to us of the authority of the individual making the request.

  (6) We have established procedures designed to assure the authenticity of instructions received by telephone. These procedures include requesting personal identification from callers, recording telephone calls, and providing written confirmations of telephone transactions. These procedures are designed to protect shareholders from unauthorized or fraudulent instructions. If we do not employ reasonable procedures to confirm the genuineness of instructions, then we may be liable for losses due to unauthorized or fraudulent instructions. The company, its transfer agent and manager will not be responsible for any loss due to instructions they reasonably believe are genuine.

  (7)    All   signatures   should  be  exactly  as  the  name  appears  in  the
         registration. If the owner's name appears in the registration as Mary Elizabeth Jones, she should sign that way and not as Mary E. Jones.


  (8) In the past, unusual stock market conditions have in the past resulted in an increase in the number of shareholder telephone calls. If you experience difficulty in reaching us during such periods, you may send your transaction instructions by mail, express mail or courier service, or you may visit one of our Investor Centers. You also may use our Automated Information Line if you have requested and received an access code and are not attempting to redeem shares.


  (9) If you fail to provide us with the correct certified taxpayer identification number, we may reduce any redemption proceeds by $50 to cover the penalty the IRS will impose on us for failure to report your correct taxpayer identification number on information reports.

  (10) We will perform special inquiries on shareholder accounts. A research fee of $15 per hour may be applied.


PROSPECTUS          HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS       13


REPORTS TO SHAREHOLDERS

    At the end of each calendar quarter, we will send you a consolidated statement that summarizes all of your American Century holdings, as well as an individual statement for each fund you own that reflects all year-to-date activity in your account. You may request a statement of your account activity at any time.

    With the exception of most automatic transactions, each time you invest, redeem, transfer or exchange shares, we will send you a confirmation of the transaction. See the Investor Services Guide for more detail.

    Carefully review all the information relating to transactions on your statements and confirmations to ensure that your instructions were acted on properly. Please notify us immediately in writing if there is an error. If you fail to provide notification of an error with reasonable promptness, i.e., within 30 days of non-automatic transactions or within 30 days of the date of your consolidated quarterly statement, in the case of automatic transactions, we will deem you to have ratified the transaction.

    No later than January 31 of each year, we will send you reports that you may use in completing your U.S. income tax return. See the Investor Services Guide for more information.

    Each year, we will send you an annual and a semiannual report relating to your fund, each of which is incorporated herein by reference. The annual report includes audited financial statements and a list of portfolio securities as of the fiscal year end. The semiannual report includes unaudited financial statements for the first six months of the fiscal year, as well as a list of portfolio securities at the end of the period. You also will receive an updated prospectus at least once each year. Please read these materials carefully, as they will help you understand your fund.


CUSTOMERS OF BANKS, BROKER-DEALERS AND
OTHER FINANCIAL INTERMEDIARIES


    Information   contained  in  our  Investor   Services   Guide   pertains  to
shareholders who invest directly with American Century rather than through a bank, broker-dealer or other financial intermediary.


    If you own or are considering purchasing fund shares through a bank, broker-dealer or other financial intermediary, your ability to purchase, exchange and redeem shares will depend on your agreement with, and the policies of, such financial intermediary.


    You may reach one of our Institutional Service Representatives by calling 1-800-345-3533 to request information about our funds and services, to obtain a current prospectus or to get answers to any questions about our funds that you are unable to obtain through your plan administrator or financial intermediary.


14 HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS  AMERICAN CENTURY INVESTMENTS


                     ADDITIONAL INFORMATION YOU SHOULD KNOW

SHARE PRICE

WHEN SHARE PRICE IS DETERMINED


    The price of your shares is also referred to as their net asset value. Net asset value is determined by calculating the total value of the fund's assets, deducting total liabilities and dividing the result by the number of shares outstanding. For all American Century funds, except funds issued by American Century Target Maturities Trust, net asset value is determined as of the close of regular trading on the New York Stock Exchange on each day that the Exchange is open, usually 4 p.m. Eastern time. The net asset values for Target Maturities funds are determined one hour prior to the close of the Exchange.


    Investments and requests to redeem or exchange shares will receive the share price next determined after receipt by us of the investment, redemption or exchange request. For example, investments and requests to redeem or exchange shares received by us or one of our agents or designees before the time as of which the net asset value of the fund is determined, are effective on, and will receive the price determined, that day. Investment, redemption and exchange requests received thereafter are effective on, and receive the price determined as of the close of the Exchange on the next day the Exchange is open.

    Investments are considered received only when payment is received by us. Wired funds are considered received on the day they are deposited in our bank account if they are deposited before the time as of which the net asset value of the fund is determined.

    Investments by telephone pursuant to your prior authorization to us to draw on your bank account are considered received at the time of your telephone call.

    Investment and transaction instructions received by us on any business day by mail prior to the time as of which the net asset value of the fund is determined, will receive that day's price. Investments and instructions received after that time will receive the price determined on the next business day.

    If you invest in fund shares through a bank, financial advisor or other financial intermediary, it is the responsibility of your financial intermediary to transmit your purchase, exchange and redemption requests to the fund's transfer agent prior to the applicable cut-off time for receiving orders and to make payment for any purchase transactions in accordance with the fund's procedures or any contractual arrangements with the fund or the fund's distributor in order for you to receive that day's price.

    We have contractual relationships with certain financial intermediaries in which such intermediaries represent that they have systems to track the time at which investment orders are received and to segregate orders received at different times. Based on these representations, the fund has authorized such intermediaries and their designees to accept purchase and redemption orders on the fund's behalf up to the applicable cut-off time. The fund will be deemed to have received such orders upon acceptance by the duly authorized intermediary, and such orders will be priced at the fund's net asset values next determined after acceptance on the fund's behalf by such intermediary.

HOW SHARE PRICE IS DETERMINED

    The valuation of assets for determining net asset value may be summarized as follows:

    The portfolio securities of the fund, except as otherwise noted, listed or traded on a domestic securities exchange are valued at the last sale price on that exchange. Portfolio securities primarily traded on foreign securities exchanges generally are valued at the preceding closing values of such securities on the exchange where primarily traded. If no sale is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are priced at the mean of the latest bid and asked prices, or at the last sale price. When market quotations are not readily available, securities and other assets are valued at fair


PROSPECTUS                      ADDITIONAL INFORMATION YOU SHOULD KNOW      15


value as determined in accordance with procedures adopted by the Board of Directors.

    Debt securities not traded on a principal securities exchange are valued through valuations obtained from a commercial pricing service or at the most recent mean of the bid and asked prices provided by investment dealers in accordance with procedures established by the Board of Directors.

    The value of an exchange-traded foreign security is determined in its national currency as of the close of trading on the foreign exchange on which it is traded or as of the close of business on the New York Stock Exchange, if that is earlier. That value is then exchanged to dollars at the prevailing foreign exchange rate.

    Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed at various times before the close of business on each day that the New York Stock Exchange is open. If an event were to occur after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, then that security would be valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    Trading of these securities in foreign markets may not take place on every New York Stock Exchange business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the New York Stock Exchange is not open and on which the fund's net asset value is not calculated. Therefore, such calculation does not take place contemporaneously with the determination of the prices of many of the portfolio securities used in such calculation and the value of the fund's portfolio may be affected on days when shares of the fund may not be purchased or redeemed.

WHERE TO FIND INFORMATION ABOUT SHARE PRICE

    The net asset values of the Investor Class of the fund offered by this Prospectus is published in leading newspapers daily. The net asset value of the Institutional Class may be obtained by calling us.

DISTRIBUTIONS

    Distributions from net investment income are declared and paid quarterly. Distributions from net realized securities gains, if any, generally are declared and paid annually, usually in December, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with the provisions of the Investment Company Act.


    Participants in employer-sponsored retirement or savings plans must reinvest all distributions. For shareholders investing through taxable accounts, distributions will be reinvested unless you elect to receive them in cash. Distributions of less than $10 generally will be reinvested. Distributions made shortly after a purchase by check or ACH may be held up to 15 days. You may elect to have distributions on shares held in certain IRAs and 403(b) plans paid in cash only if you are at least 59 (1)/(2) years old or permanently and totally disabled. Distribution checks normally are mailed within seven days after the record date. Please consult our Investor Services Guide for further information regarding your distribution options.


    A distribution on shares of the fund does not increase the value of your shares or your total return. At any given time the value of your shares includes the undistributed net gains, if any, realized by the fund on the sale of portfolio securities, and undistributed dividends and interest received, less fund expenses.

    Because such gains and dividends are included in the price of your shares, when they are distributed the price of your shares is reduced by the amount of the distribution. If you buy your shares through a taxable account just before the distribution, you will pay the full price for your shares, and then receive a portion of the purchase price back as a taxable distribution. See "Taxes," this page.

TAXES

    The fund has elected to be taxed under Subchapter M of the Internal Revenue Code, which means that to the extent its income is distributed to shareholders, it pays no income tax.

TAX-DEFERRED ACCOUNTS

    If fund shares are purchased through tax-deferred accounts, such as a qualified employer-sponsored retirement or savings plan,


16     ADDITIONAL INFORMATION YOU SHOULD KNOW       AMERICAN CENTURY INVESTMENTS


income and capital gains distributions paid by the fund generally will not be subject to current taxation, but will accumulate in your account under the plan on a tax-deferred basis.

TAXABLE ACCOUNTS

    If fund shares are purchased through taxable accounts, distributions of net investment income and net short-term capital gains are taxable to you as ordinary income. The dividends from net income may qualify for the 70% dividends-received deduction for corporations to the extent that the fund held shares receiving the dividend for more than 45 days. Distributions from gains on assets held longer than 12 months are taxable as long-term gains regardless of the length of time you have held the shares. However, you should note that any loss realized upon the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of any distribution of long-term capital gain to you with respect to such shares.

    Dividends and interest received by the fund on foreign securities may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Foreign countries generally do not impose taxes on capital gains in respect of investments by non-resident investors. The foreign taxes paid by the fund will reduce its dividends.

    Distributions are taxable to you regardless of whether they are taken in cash or reinvested, even if the value of your shares is below your cost. If you purchase shares shortly before a distribution, you must pay income taxes on the distribution, even though the value of your investment (plus cash received, if any) will not have increased. In addition, the share price at the time you purchase shares may include unrealized gains in the securities held in the investment portfolio of the fund. If these portfolio securities are subsequently sold and the gains are realized, they will, to the extent not offset by capital losses, be paid to you as a distribution of capital gains and will be taxable to you as short-term or long-term capital gains.

    In January of the year following the distribution, if you own shares in a taxable account, you will receive a Form 1099-DIV notifying you of the status of your distributions for federal income tax purposes.

    Distributions also may be subject to state and local taxes, even if all or a substantial part of such distributions are derived from interest on U.S. government obligations which, if you received them directly, would be exempt from state income tax. However, most but not all states allow this tax exemption to pass through to fund shareholders when a fund pays distributions to its shareholders. You should consult your tax advisor about the tax status of such distributions in your own state.

    If you have not complied with certain provisions of the Internal Revenue Code and Regulations, we are required by federal law to withhold and remit to the IRS 31% of reportable payments (which may include dividends, capital gains distributions and redemptions). Those regulations require you to certify that the Social Security number or tax identification number you provide is correct and that you are not subject to 31% withholding for previous under-reporting to the IRS. You will be asked to make the appropriate certification on your application. Payments reported by us that omit your Social Security number or tax identification number will subject us to a penalty of $50, which will be charged against your account if you fail to provide the certification by the time the report is filed. This charge is not refundable.


    Redemption of shares of the fund (including redemptions made in an exchange transaction) will be a taxable transaction for federal income tax purposes, and shareholders generally will recognize a gain or loss in an amount equal to the difference between the basis of the shares and the amount received. Assuming that shareholders hold such shares as a capital asset, the gain or loss will be a capital gain or loss and generally will be considered long-term, if shareholders have held such shares for a period of more than 12 months. If a loss is realized on the redemption of fund shares, the reinvestment in additional fund shares within 30 days before or after the redemption may be subject to the "wash sale" rules of the Internal Revenue Code, resulting in a postponement of the recognition of such loss for federal income tax purposes.


    In addition to the federal income tax consequences described above relating to an investment in the fund, there may be other federal, state or local tax considerations that depend upon the circumstances of each


PROSPECTUS                    ADDITIONAL INFORMATION YOU SHOULD KNOW       17


particular investor. Prospective shareholders are therefore urged to consult their tax advisors with respect to the effect of this investment on their own specific situations.

MANAGEMENT

INVESTMENT MANAGEMENT


    Under the laws of the State of Maryland, the Board of Directors is responsible for managing the business and affairs of the fund. Acting pursuant to an investment management agreement entered into with the fund, American Century Investment Management, Inc. serves as the manager of the fund. Its principal place of business is American Century Tower, 4500 Main Street, Kansas City, Missouri 64111. The manager has been providing investment advisory services to investment companies and institutional clients since 1958.

    Barclays Global Fund Advisors, acting pursuant to a subadvisory agreement among it, American Century Investment Management, Inc. and the fund, makes the day-to-day investment decisions for the fund in accordance with the fund's investment objective, policies and restrictions under the supervision of the manager and the Board of Directors.

    The activities of the manager are subject only to directions of the fund's Board of Directors. The manager pays all the expenses of the fund except brokerage, taxes, interest, fees and expenses of the non-interested person directors (including legal counsel fees) and extraordinary expenses.


    For the services provided to the Institutional Class of the fund, the manager receives an annual fee of 0.29% of the average net assets of the fund.

    For subadvisory services, the manager pays the subadvisor an annual fee of 0.05% of the average net assets of the fund.

    On the first business day of each month, the fund pays a management fee to the manager for the previous month at the specified rate. The fee for the previous month is calculated by multiplying the applicable fee for the fund by the aggregate average daily closing value of the fund's net assets during the previous month, and further multiplying that product by a fraction, the numerator of which is the number of days in the previous month and the denominator of which is 365 (366 in leap years).

CODE OF ETHICS

    The fund and the manager have adopted a Code of Ethics that restricts personal investing practices by employees of the manager and its affiliates. Among other provisions, the Code of Ethics requires that employees with access to information about the purchase or sale of securities in the fund's portfolios obtain preclearance before executing personal trades. With respect to Portfolio Managers and other investment personnel, the Code of Ethics prohibits acquisition of securities in an initial public offering, as well as profits derived from the purchase and sale of the same security within 60 calendar days. These provisions are designed to ensure that the interests of fund shareholders come before the interests of the people who manage those funds.

TRANSFER AND ADMINISTRATIVE SERVICES

    American Century Services Corporation, American Century Tower, 4500 Main Street, Kansas City, Missouri 64111 acts as transfer agent and dividend-paying agent for the fund. It provides facilities, equipment and personnel to the fund, and is paid for such services by the manager.


    Certain recordkeeping and administrative services that would otherwise be performed by the transfer agent may be performed by an insurance company or other entity providing similar services for various retirement plans using shares of the fund as a funding medium, by broker-dealers and financial advisors for their customers investing in shares of American Century, or by sponsors of multi mutual fund no- or low-transaction fee programs. The manager or an affiliate may enter into contracts to pay them for such recordkeeping and administrative services out of its unified management fee.


    Although there is no sales charge levied by the fund, transactions in shares of the fund may be executed by brokers or investment advisors who charge a transaction-based fee or other fee for their services. Such charges may vary among broker-dealers and financial advisors, but in all cases will be retained by the broker-dealer or financial advisor and not remitted to the fund or the manager. You should be aware of the fact that these transactions may be made directly with American Century without incurring such fees.


18     ADDITIONAL INFORMATION YOU SHOULD KNOW   AMERICAN CENTURY INVESTMENTS


    From time to time, special services may be offered to shareholders who maintain higher share balances in our family of funds. These services may include the waiver of minimum investment requirements, expedited confirmation of shareholder transactions, newsletters and a team of personal representatives. Any expenses associated with these special services will be paid by the manager.

    The manager and transfer agent are both wholly owned by American Century Companies, Inc., which is controlled by James E. Stowers Jr., Chairman of the fund's Board of Directors.

    Pursuant  to  a  Sub-Administration   Agreement  with  the  manager,   Funds
Distributor, Inc. (FDI) serves as the co-administrator for the fund. FDI is responsible for (i) providing certain officers of the fund and (ii) reviewing and filing marketing and sales literature on behalf of the fund. The fees and expenses of FDI are paid by the manager out of its unified fee.

YEAR 2000 ISSUES


    Many of the world's computer systems currently cannot properly recognize or process date-sensitive information relating to the Year 2000 and beyond. Because this may impact the computer systems of various American Century-affiliated and external service providers for the fund, American Century formally initiated a Year 2000 readiness project in July 1997. It involves a team of information technology professionals assisted by outside consultants and guided by a senior-level steering committee. The team's goal is to assess the impact of the Year 2000 on American Century's systems, renovate or replace noncompliant critical systems, and test those systems. In addition, the team has been working to gather information about the Year 2000 efforts of the fund's other major service providers.

    Although American Century believes its critical systems will function properly in the Year 2000, this is not guaranteed. If the efforts of American Century or its external service providers are not successful, the fund's business, particularly the provision of shareholder services, may be hampered.

    In addition, the issuers of securities the fund owns could have Year 2000 computer problems. These problems could negatively affect the value of their securities, which, in turn, could impact the fund's performance. The advisor has established a process to gather publicly available information about the Year 2000 readiness of these issuers. However, this process may not uncover all relevant information, and the information gathered may not be complete and accurate. Moreover, an issuer's Year 2000 readiness is only one of many factors the fund manager may consider when making investment decisions, and other factors may receive greater weight.

DISTRIBUTION OF FUND SHARES


    The fund's shares are distributed by FDI, a registered broker-dealer. FDI is a wholly-owned indirect subsidiary of Boston Institutional Group, Inc. FDI's principal business address is 60 State Street, Suite 1300, Boston, Massachusetts 02109. The Institutional Class of shares does not pay any commissions or sales loads to the distributor or to any other broker-dealers or financial intermediaries in connection with the distribution of fund shares.


    Investors may open accounts with American Century only through the distributor. All purchase transactions in the fund offered by this Prospectus are processed by the transfer agent, which is authorized to accept any instructions relating to fund accounts. All purchase orders must be accepted by the distributor. All fees and expenses of FDI in acting as distributor for the fund are paid by the manager.

FURTHER INFORMATION ABOUT AMERICAN CENTURY

    American Century Capital Portfolios, Inc., (the "Corporation"), the issuer of the fund, was organized as a Maryland corporation on June 14, 1993.

    The corporation is an open-end management investment company whose shares were first offered for sale September 1, 1993. Its business and affairs are managed by its officers under the direction of its Board of Directors.


    The principal office of the fund is American Century Tower, 4500 Main Street, P.O. Box 419385, Kansas City, Missouri 64141-6385. All inquiries may be made by mail to that address, or by telephone to 1-800-345-3533 (international calls: 816-531-5575).



PROSPECTUS                      ADDITIONAL INFORMATION YOU SHOULD KNOW       19


    American Century Capital Portfolios, Inc. currently issues five series of $0.01 par value shares. Each series is commonly referred to as a fund. The assets belonging to each series of shares are held separately by the custodian.


    American Century offers two classes of shares of the fund: an Investor Class and an Institutional Class, and multiple classes of shares of the other four series of the Corporation. The shares offered by this Prospectus are Institutional Class shares and have no up-front charges, commissions or 12b-1 fees.

    The Investor Class is primarily made available to retail investors. The other class has different fees, expenses and/or minimum investment requirements than the Institutional Class. The difference in the fee structures between the classes is the result of their separate arrangements for shareholder and distribution services and not the result of any difference in amounts charged by the manager for core investment advisory services. Accordingly, the core investment advisory expenses do not vary by class. Different fees and expenses will affect performance. For additional information concerning the Investor Class of shares, call one of our Investor Services Representatives at 1-800-345-2021.


    Except as described below, all classes of shares of the fund will have identical voting, dividend, liquidation and other rights, preferences, terms and conditions. The only differences among the Corporation's various classes are (a) each class may be subject to different expenses specific to that class, (b) each class has a different identifying designation or name, (c) each class has exclusive voting rights with respect to matters solely affecting such class, (d) each class may have different exchange privileges, and (e) the Institutional Class may provide for automatic conversion from that class into shares of the Investor Class of the same fund.

    Each share, irrespective of series or class, is entitled to one vote for each dollar of net asset value applicable to such share on all questions, except for those matters that must be voted on separately by the series or class of shares affected. Matters affecting only one series or class are voted upon only by that series or class.

    Shares have non-cumulative voting rights, which means that the holders of more than 50% of the votes cast in an election of directors can elect all of the directors if they choose to do so, and in such event the holders of the remaining votes will not be able to elect any person or persons to the Board of Directors.

    Unless required by the Investment Company Act, it will not be necessary for the fund to hold annual meetings of shareholders. As a result, shareholders may not vote each year on the election of directors or the appointment of auditors. However, pursuant to the fund's by-laws, the holders of shares representing at least 10% of the votes entitled to be cast may request the fund to hold a special meeting of shareholders. We will assist in the communication with other shareholders.

    WE RESERVE THE RIGHT TO CHANGE ANY OF OUR POLICIES, PRACTICES AND PROCEDURES DESCRIBED IN THIS PROSPECTUS, INCLUDING THE STATEMENT OF ADDITIONAL INFORMATION, WITHOUT SHAREHOLDER APPROVAL EXCEPT IN THOSE INSTANCES WHERE SHAREHOLDER APPROVAL IS EXPRESSLY REQUIRED.


20     ADDITIONAL INFORMATION YOU SHOULD KNOW     AMERICAN CENTURY INVESTMENTS


                                      NOTES


PROSPECTUS                                                       NOTES       21


P.O. Box 419385
Kansas City, Missouri
64141-6385


Institutional Services:
1-800-345-3533 or 816-531-5575


Telecommunications Device for the Deaf:
1-800-345-1833 or 816-444-3038

Fax: 816-340-4655

www.americancentury.com

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